                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 7, 2003



                                BLAIR CORPORATION


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                     001-00878                25-0691670
           --------                     ---------                ----------
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NO.)       (I.R.S. EMPLOYER
       OF INCORPORATION)                                     IDENTIFICATION NO.)

  220 HICKORY STREET, WARREN, PENNSYLVANIA                          16366-0001
  ----------------------------------------                          ----------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (814) 723-3600


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.

         On February 7, 2003, Blair Corporation (the "Company") announced that it will hold its annual meeting at 11:00 a.m. on Tuesday, April 15, 2003, at the Library Theatre, 302 Third Avenue West, Warren, Pennsylvania.

         A copy of the press release announcing the annual meeting is attached hereto as Exhibit 99.1.





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ITEM 7.  FINAL STATEMENTS, PRO FORMA FINAL INFORMATION AND EXHIBITS.


         (c) Exhibits

             Exhibit 99.1.      Press Release.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  February 7, 2003                Blair Corporation



                                       By:  /s/ John E. Zawacki
                                           ------------------------------
                                           John E. Zawacki
                                           President and Chief Executive Officer



                                       By:  /s/ Bryan J. Flanagan
                                           ------------------------------
                                           Bryan J. Flanagan
                                           Senior Vice President and Chief
                                           Financial Officer